UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 29, 2024

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2024, Keri A. Shea, Senior Vice President – Finance and Treasurer of AvalonBay Communities, Inc. (the “Company”), who is designated as the Company’s principal accounting officer (“PAO”), informed the Company that she will be retiring from the Company effective January 1, 2025. Ms. Shea joined the Company in 2002 and has served as the designated PAO since 2009. As part of a transition plan, the Company, with the concurrence of its Audit Committee and Board of Directors, has determined that Sean T. Willson, currently Senior Vice President – Corporate Controller, will serve as the Company’s designated PAO upon Ms. Shea’s retirement.

Mr. Willson, age 50, joined the Company in 2006 as Corporate Controller and was promoted to Vice President in 2013 and to Senior Vice President in 2023. Mr. Willson’s experience prior to joining the Company includes roles at the Federal Home Loan Mortgage Corporation (Freddie Mac) and Arthur Andersen. Mr. Willson is a certified public accountant and CFA charter holder and has a B.S. in Business, majoring in Accounting from Virginia Polytechnic Institute and State University (Virginia Tech).

There are no arrangements or understandings between Mr. Willson and any other persons pursuant to which Mr. Willson will be appointed as PAO. Mr. Willson does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

In addition to announcing the information contained in Item 5.02 of this report, on January 29, 2024 the Company announced certain other organizational changes pursuant to the press release attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of AvalonBay Communities, Inc. dated January 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: January 29, 2024	By:	/s/ Kevin P. O'Shea
Kevin P. O’Shea
Chief Financial Officer